                                                Filed Pursuant to Rule 497(b)
                                                Registration File No.: 333-90938



              MORGAN STANLEY NORTH AMERICAN GOVERNMENT INCOME TRUST

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 869-6397

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 23, 2002


TO THE SHAREHOLDERS OF MORGAN STANLEY NORTH AMERICAN GOVERNMENT INCOME TRUST,

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley North American Government Income Trust ("North American") to be held in Room 208, 2nd Floor, at 1221 Avenue of the Americas, New York, New York 10020, at 10:00 a.m., Eastern time, on October 23, 2002, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated April 25, 2002 (the "Reorganization Agreement"), between North American and Morgan Stanley Limited Duration Fund ("Limited Duration"), pursuant to which substantially all of the assets of North American would be combined with those of Limited Duration and shareholders of North American would become shareholders of Limited Duration receiving shares of Limited Duration with a value equal to the value of their holdings in North American (the "Reorganization"); and

2.   To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on July 5, 2002 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF NORTH AMERICAN RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.


                                            By Order of the Board of Trustees,


                                            BARRY FINK,
                                            Secretary

August 6, 2002

--------------------------------------------------------------------------------
  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE
  TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY
  IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE
  ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY
  CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

                      MORGAN STANLEY LIMITED DURATION FUND
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 869-6397

                          ACQUISITION OF THE ASSETS OF
              MORGAN STANLEY NORTH AMERICAN GOVERNMENT INCOME TRUST

                        BY AND IN EXCHANGE FOR SHARES OF
                      MORGAN STANLEY LIMITED DURATION FUND

     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley North American Government Income Trust ("North American") in connection with an Agreement and Plan of Reorganization, dated April 25, 2002 (the "Reorganization Agreement"), pursuant to which substantially all the assets of North American will be combined with those of Morgan Stanley Limited Duration Fund ("Limited Duration") in exchange for shares of Limited Duration (the "Reorganization"). As a result of this transaction, shareholders of North American will become shareholders of Limited Duration and will receive shares of Limited Duration with a value equal to the value of their holdings in North American. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between North American and Limited Duration, attached hereto as Exhibit A. The address and telephone number of North American is that of Limited Duration set forth above. This Proxy Statement also constitutes a Prospectus of Limited Duration, which is dated August 6, 2002, filed by Limited Duration with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     Limited Duration is an open-end diversified management investment company whose investment objective is to seek to provide investors with a high level of current income, consistent with the preservation of capital. The fund normally invests at least 65% of its assets in securities issued or guaranteed as to the principal and interest by the U.S. government, its agencies or instrumentalities, investment grade mortgage-backed securities, including collateralized mortgage obligations, and investment grade corporate and other types of bonds. In selecting portfolio investments, the fund's Investment Manager, Morgan Stanley Investment Advisors Inc, considers both domestic and international economic developments, interest rate levels, the steepness of the yield curve and other factors, and seeks to maintain an overall average duration for the fund's portfolio of three years or less.

     This Proxy Statement and Prospectus set forth concisely information about Limited Duration that shareholders of North American should know before voting on the Reorganization Agreement. A copy of the Prospectus for Limited Duration dated June 28, 2002, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Limited Duration's Annual Report for the fiscal year ended April 30, 2002. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated August 6, 2002, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are North American's Prospectus, dated December 31, 2001, and Annual Report for its fiscal year ended October 31, 2001 and Semi-Annual Report for the six-month period ended April 30, 2002. Such documents are available without charge by calling (800) 869-6397 (toll free).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          THIS PROXY STATEMENT AND PROSPECTUS IS DATED AUGUST 6, 2002.

                                TABLE OF CONTENTS
                         PROXY STATEMENT AND PROSPECTUS


                                                                                           PAGE
                                                                                           ----
INTRODUCTION ...........................................................................      1
  General ..............................................................................      1
  Record Date; Share Information .......................................................      1
  Proxies ..............................................................................      2
  Expenses of Solicitation .............................................................      2
  Vote Required ........................................................................      3

SYNOPSIS ...............................................................................      4
  The Reorganization ...................................................................      4
  Fee Table ............................................................................      4
  Tax Consequences of the Reorganization ...............................................      6
  Comparison of North American and Limited Duration ....................................      6

PRINCIPAL RISK FACTORS .................................................................      8

THE REORGANIZATION .....................................................................     11
  The Proposal .........................................................................     11
  The Board's Consideration ............................................................     11
  The Reorganization Agreement .........................................................     12
  Tax Aspects of the Reorganization ....................................................     13
  Description of Shares ................................................................     15
  Capitalization Table (unaudited) .....................................................     15
  Appraisal Rights .....................................................................     15

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS .........................     15
  Investment Objectives and Policies ...................................................     15
  Investment Restrictions ..............................................................     16

ADDITIONAL INFORMATION ABOUT NORTH AMERICAN AND LIMITED DURATION .......................     16
  General ..............................................................................     16
  Financial Information ................................................................     17
  Management ...........................................................................     17
  Description of Securities and Shareholder Inquiries ..................................     17
  Dividends, Distributions and Taxes ...................................................     17
  Purchases, Repurchases and Redemptions ...............................................     17

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ............................................     17

FINANCIAL STATEMENTS AND EXPERTS .......................................................     17

LEGAL MATTERS ..........................................................................     17

AVAILABLE INFORMATION ..................................................................     18

OTHER BUSINESS .........................................................................     18

Exhibit A - Agreement and Plan of Reorganization, dated April 25, 2002, by and between
  North American and Limited Duration
Exhibit B - Prospectus of Limited Duration dated June 28, 2002

                                 MORGAN STANLEY
                     NORTH AMERICAN GOVERNMENT INCOME TRUST
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 869-6397

                              --------------------

                         PROXY STATEMENT AND PROSPECTUS

                              --------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 23, 2002


                                  INTRODUCTION


GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley North American Government Income Trust ("North American"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of North American (the "Board") of proxies to be used at the Special Meeting of Shareholders of North American to be held in Room 208, 2nd Floor, at 1221 Avenue of the Americas, New York, New York 10020 at 10:00 A.M., Eastern time, on October 23, 2002 and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about August 12, 2002.

     At the Meeting, North American shareholders (the "Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated April 25, 2002 (the "Reorganization Agreement"), between North American and Morgan Stanley Limited Duration Fund ("Limited Duration") pursuant to which substantially all of the assets of North American will be combined with those of Limited Duration in exchange for shares of Limited Duration. As a result of this transaction, Shareholders will become shareholders of Limited Duration and will receive shares of Limited Duration equal to the value of their holdings in North American on the date of such transaction (the "Reorganization"). The shares to be issued by Limited Duration pursuant to the Reorganization (the "Limited Duration Shares") will be issued at net asset value without an initial sales charge. Further information relating to Limited Duration is set forth herein and in Limited Duration's current Prospectus, dated June 28, 2002 ("Limited Duration's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning North American contained herein has been supplied by North American and the information concerning Limited Duration contained herein has been supplied by Limited Duration.


RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on July 5, 2002 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 9,162,806.834 shares of North American issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     No persons were known to own, of record or beneficially, 5% or more of the outstanding shares of North American as of the Record Date. As of the Record Date, the trustees and officers of North American, as a group, owned less than 1% of the outstanding shares of North American.

     No persons were known to own, of record or beneficially, 5% or more of the outstanding shares of Limited Duration as of the Record Date. As of the Record Date, the trustees and officers of Limited Duration, as a group, owned less than 1% of the outstanding shares of Limited Duration.


PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of North American, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of North American present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement. Abstentions will not count in favor of or against any such vote for adjournment.


EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by North American, which expenses are expected to approximate $96,000. North American and Limited Duration will bear all of their respective other expenses associated with the Reorganization.

     The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of North American or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan Stanley Trust ("Morgan Stanley Trust" or the "Transfer Agent"), Morgan Stanley Services Company Inc.

("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. As described below, North American will employ Alamo Direct Mail Services Inc. ("Alamo") to make telephone calls to Shareholders to remind them to vote. In addition, North American may also employ D.F. King & Co., Inc. ("D.F. King") as proxy solicitor if it appears that the required number of votes to achieve quorum will not be received. In the event of a solicitation by D.F. King, North American would pay D.F. King $3,000 and the expenses outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.

     In certain instances, Morgan Stanley Trust, Alamo and/or D.F. King may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. North American has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by D.F. King, approximate additional expenses may include $6.00 per telephone vote transacted, $3.25 per outbound or inbound telephone contact, and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder requests, which would be borne by North American.


VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of North American represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, North American will continue in existence and the Board will consider alternative actions.

                                    SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Limited Duration's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.


THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of North American, subject to stated liabilities, to Limited Duration in exchange for the Limited Duration Shares. The aggregate net asset value of the Limited Duration Shares issued in the exchange will equal the aggregate value of the net assets of North American received by Limited Duration. On or after the closing date scheduled for the Reorganization (the "Closing Date"), North American will distribute the Limited Duration Shares received by North American to Shareholders as of the Valuation Date (as defined below under "The Reorganization -- The Reorganization Agreement") in complete liquidation of North American, and North American will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Limited Duration Shares equal in value to such Shareholder's pro rata interest in the net assets of North American transferred to Limited Duration. Pursuant to the Reorganization, Shareholders holding their shares of North American in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Limited Duration; however, such Shareholders will not be able to redeem, transfer or exchange the Limited Duration Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     At least one but not more than 20 business days prior to the Valuation Date, North American will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of North American's investment company taxable income for all periods since the inception of North American through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of North American's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF NORTH AMERICAN ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF NORTH AMERICAN AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.


FEE TABLE

     The following table briefly describes the fees and expenses that a shareholder of North American and Limited Duration may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by North American for its fiscal year ended October 31, 2001, and by Limited Duration for its fiscal year ended April 30, 2002. North American and Limited Duration each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The table also sets forth pro forma fees for the surviving combined fund (Limited Duration) (the "Combined Fund"), reflecting what the fee schedule would have been on April 30, 2002, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees (fees paid directly from your investment)
----------------------------------------------------------

                                                                                         PRO FORMA
                                                            NORTH       LIMITED        COMBINED FUND
                                                           AMERICAN     DURATION     (LIMITED DURATION)
                                                           --------     --------     ------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE) ..................      none         none              none
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS ............................................      none         none              none
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (LOAD) (AS A
 PERCENTAGE OF THE LESSER OF ORIGINAL PURCHASE PRICE
 OR REDEMPTION PROCEEDS) ..............................      none         none              none
REDEMPTION FEES .......................................      none         none              none
EXCHANGE FEE ..........................................      none         none              none


Annual Fund Operating Expenses (expenses that are deducted from fund assets)
----------------------------------------------------------------------------

                                                                                   PRO FORMA
                                                       NORTH       LIMITED       COMBINED FUND
                                                     AMERICAN     DURATION     (LIMITED DURATION)
                                                     ---------    --------     ------------------
MANAGEMENT FEES(1) ..............................      0.65%        0.70%            0.70%
DISTRIBUTION AND SERVICE (12B-1) FEES ...........      0.73%        0.00%            0.00%
OTHER EXPENSES(1) ...............................      0.42%        0.22%            0.24%
TOTAL ANNUAL FUND OPERATING EXPENSES(1) .........      1.80%        0.92%            0.94%

----------
(1) With respect to Limited Duration, during Limited Duration's fiscal year ended April 30, 2002, the Investment Manager waived its compensation and assumed operating expenses (except brokerage fees) without limitation to the extent such compensation and expenses exceeded 0.80% of Limited Duration's daily net assets on an annualized basis (the "Undertaking"). The Investment Manager will continue to do so until December 31, 2002. The fees and expenses for Limited Duration disclosed above do not reflect the assumption of such expenses and waiver of compensation by the Investment Manager for the Fund's fiscal year ended April 30, 2002. For the fiscal year ended April 30, 2002, taking the assumption of expenses and the waiver of compensation into account, the actual management fee was 0.58% of Limited Duration's daily net assets and the actual other expenses were 0.22% of daily net assets.


EXAMPLE

     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The example assumes that an investor invests $10,000 in either North American or Limited Duration or the new Combined Fund (Limited Duration), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

     If a Shareholder SOLD His Shares:

                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                    ------     -------     -------     --------
North American .................     $183        $566        $975       $2,116
Limited Duration ...............     $ 94        $293        $509       $1,131
Pro Forma Combined Fund ........     $ 96        $300        $520       $1,155


     If a Shareholder HELD His Shares:

                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                    ------     -------     -------     --------
North American .................     $183        $566        $975       $2,116
Limited Duration ...............     $ 94        $293        $509       $1,131
Pro Forma Combined Fund ........     $ 96        $300        $520       $1,155

     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in the fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of North American and Limited Duration -- Investment Management and Distribution Plan Fees," "Other Significant Fees," and "Purchases, Exchanges and Redemptions" below.


TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, North American will receive an opinion of Mayer, Brown, Rowe & Maw to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by North American or the Shareholders of North American for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.


COMPARISON OF NORTH AMERICAN AND LIMITED DURATION

     INVESTMENT OBJECTIVES AND POLICIES. The investment objective of North American is to seek to earn a high level of current income while maintaining relatively low volatility of principal. The investment objective of Limited Duration is to seek to provide a high level of current income, consistent with the preservation of capital.

     North American seeks to achieve its investment objective by normally investing at least 80% of its assets in fixed-income securities issued or guaranteed by the United States, Canadian or Mexican governments, their subdivisions, agencies or instrumentalities. North American normally invests at least 50% of its net assets in U.S. government securities, and no more than 25% each in Canadian and Mexican government securities. The fund's Sub-Advisor, TCW Investment Management Company ("TCW"), allocates fund assets among the three countries based on its analysis of market, economic and political conditions in those countries. TCW expects that, under normal circumstances, the weighted average maturity of the fund's investment securities will be no greater than 3 years. In addition, the fund purchases Mexican government securities that have remaining maturities of one year or less.

     Limited Duration seeks to achieve its investment objective by normally investing at least 65% of its assets in securities issued or guaranteed as to the principal and interest by the U.S. government, its agencies or instrumentalities (including zero coupon securities), investment grade mortgage-backed securities, including collateralized mortgage obligations, and investment grade corporate and other types of bonds. In selecting portfolio investments to purchase or sell, the fund's Investment Manager, Morgan Stanley Investment Advisors, considers both domestic and international economic developments, interest rate levels, the steepness of the yield curve and other factors, and seeks to maintain an overall average duration for the fund's portfolio of three years or less.

     The principal differences between the funds' investment policies, as well as certain similarities, are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both North American and Limited Duration are not fundamental and may be changed by their respective Boards of Trustees.

     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. North American and Limited Duration obtain management services from Morgan Stanley Investment Advisors. With respect to North American, Morgan Stanley Investment Advisors has contracted with TCW to invest the fund's assets, including the placing of orders for the purchase and sale of portfolio securities. North American pays Morgan Stanley Investment Advisors monthly compensation calculated daily at an annual rate of 0.65% of the fund's average daily net assets. Morgan Stanley Investment Advisors pays TCW compensation equal to 40% of its compensation for services and facilities furnished to the fund. With respect to Limited Duration, the fund pays Morgan Stanley Investment Advisors monthly compensation calculated daily at an annual rate of 0.70% of the fund's average daily net assets. During the fiscal year ended April 30, 2002, Limited Duration's Investment Manager waived its compensation and assumed operating expenses (except brokerage fees) without limitation to the extent that such compensation and expenses exceeded 0.80% of the fund's daily net assets, on an annualized basis. The Investment Manager will continue to assume all operating expenses (except brokerage fees) and waive its compensation for the Combined Fund to the extent they exceed 0.80% of the Combined Fund's daily net assets, on an annualized basis, until December 31, 2002.

     Both North American and Limited Duration have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan(s)"). North American's Rule 12b-1 Plan provides that the fund will reimburse Morgan Stanley Distributors Inc., the funds' distributor (the "Distributor"), and others for the expenses of certain activities and services incurred by them in connection with the distribution of shares of the fund. Reimbursement for these expenses is made in monthly payments by the fund to the Distributor at the maximum annual rate of 0.75% of the average daily net assets of the fund. With respect to Limited Duration, the fund's 12b-1 Plan allows the Distributor to use its own assets or those of its affiliates, including Morgan Stanley Investment Advisors to pay distribution fees for the sale and distribution of Limited Duration's shares. Limited Duration does not itself pay 12b-1 fees.

     OTHER SIGNIFICANT FEES. Both North American and Limited Duration pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Shares of each fund are sold at net asset value. Shares of North American and Limited Duration are distributed by the Distributor and offered by Morgan Stanley DW and other dealers who have entered into selected dealer agreements with the Distributor.

     Shares of North American and Limited Duration may be exchanged for shares of any other continuously offered Morgan Stanley Fund provided that shares of North American or Limited Duration were acquired in exchange for shares initially purchased in a Morgan Stanley Multi-Class Fund or a Morgan Stanley Fund subject to a front-end sales charge ("FSC Fund"). In that case the shares of North American or Limited Duration so acquired may be subsequently re-exchanged for shares of the same class of any Morgan Stanley Multi-Class Fund or FSC Fund. Shares of North American or Limited Duration, however acquired, may be exchanged for shares of another Morgan Stanley No Load Fund, a Morgan Stanley money market fund or Morgan Stanley Limited Duration U.S. Treasury Trust. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the Combined Fund.

     Both North American and Limited Duration provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Limited Duration, see the section entitled "How to Exchange Shares" in Limited Duration's Prospectus.

     Shareholders of North American and Limited Duration may redeem their shares for cash at any time at the net asset value per share next determined. North American and Limited Duration may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. North American pays dividends from net investment income monthly and usually distributes net capital gains, if any, in December. Limited Duration also pays dividends from net investment income monthly and usually distributes net capital gains, if any, in December. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the fund at net asset value unless the shareholder elects to receive cash. For more details relating to how each fund makes distributions, see the section "Distributions" in each fund's Prospectus.


                            PRINCIPAL RISK FACTORS

     The share price or net asset value and yield of North American and Limited Duration will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of market, economic and political factors, including movements in interest rates, which cannot be predicted.

     Each fund invests in fixed-income securities. All fixed-income securities, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero-coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

     In the case of North American, a substantial portion of the fixed-income securities in which the fund may invest will be mortgage-backed securities. Limited Duration may also invest a substantial portion of its assets in mortgage-backed securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring either fund to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expected rates of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected at the time of investment, could reduce the fund's yield, increase the volatility of the fund and/or cause a decline in net asset value. Certain mortgage-backed securities, especially privately issued mortgage-backed securities, are more volatile and less liquid than traditional types of securities.

     Each fund may also invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Payments of principal and interest on such mortgage loans or pass-through securities are used to make payments on the CMOs. CMOs are issued in multiple classes, each with a specific fixed or floating coupon rate and a stated maturity date. The principal and interest on the underlying mortgage loans or pass-through securities may be allocated among the classes in a number of different ways and, as a result, certain classes will have more predictable cash flows than others. The more predictable the cash flow the lower the yield and the less predictable the cash flow, the higher the yield and the greater the risk. Certain classes of CMOs in which the fund may invest may increase or decrease in value substantially with changes in interest rates and/or rates of prepayment. In addition, if the collateral securing CMOs or third party guarantees is insufficient to make payments, the fund could sustain a loss.

     North American may invest up to 10% of its net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. The coupon rate on inverse floaters typically changes at a multiple of the change in the relevant index rate, and, consequently inverse floaters are more volatile than most other fixed-income securities. North American may also purchase stripped mortgage-backed securities, which are structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of mortgage assets (the "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and repayment rates decrease.

     Each fund may invest in foreign securities. With respect to North American, the fund may invest up to 25% of its net assets each in Canadian or Mexican government securities, and up to 20% of its net assets in U.S., Canadian or Mexican securities that are not government securities. Limited Duration may invest up to 25% of its net assets in investment grade fixed-income securities issued by foreign governments or corporations. The funds' investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of fund shares is quoted in U.S. dollars, each fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

     Foreign securities also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign issuers, in general, are not subject to the regulatory requirements of U.S. issuers and, as such, there may be less publicly available information about these issuers. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. issuers. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for a fund to obtain or enforce a judgment against the issuers of the securities.

     Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the funds' trades effected in those markets and could result in losses to the fund due to subsequent declines in the value of the securities subject to the trades.

     With respect to North American, the fund's investment in Canadian debt securities carries an additional risk related to the smaller size and lesser liquidity of the Canadian debt securities market. In addition, the Mexican securities in which the fund may invest are issued by a developing country, and, consequently, may be especially volatile. The Mexican government has exercised and continues to exercise a significant influence over many aspects of the private sector in Mexico. Consequently, Mexican government actions concerning the economy could have a significant effect on market conditions and prices and yields of Mexican debt obligations.

     Both funds may invest in futures, and North American may also invest in options, with respect to financial instruments and interest rate indexes. Each fund's participation in these markets is subject to certain risks. For example, the Investment Manager's (in the case of Limited Duration), or the Sub-Advisor's (in the case of North American) predictions of movements in the direction of the stock, bond or interest rate markets may be inaccurate, and the adverse consequences to the fund (e.g., a reduction in the fund's net asset value or a reduction in the amount of income available for distribution) may leave the fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

     North American may also invest in reverse repurchase agreements and dollar rolls. Such investments involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the fund.

     Limited Duration may invest in asset backed securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

     Limited Duration may also invest up to 5% of its net assets in fixed-income securities rated lower than investment grade, which are otherwise known as "junk bonds," and in "Rule 144A" fixed-income securities, which are subject to resale restrictions,

     Limited Duration's investments in junk bonds pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent a fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the fund to sell certain securities.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see the sections entitled "Principal Risks" and "Additional Risk Information" in each fund's Prospectus, both of which are incorporated herein by reference.

                               THE REORGANIZATION


THE PROPOSAL

     The Board of North American, including the Independent Trustees, having reviewed the financial position of North American and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of North American and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of North American.


THE BOARD'S CONSIDERATION

     At a meeting held on April 25, 2002, the Board of North American, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of North American and Limited Duration. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of North American and Limited Duration; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by North American and Limited Duration in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of North American considered that the Reorganization would have the following benefits to Shareholders:

     1. Once the reorganization is consummated, the expenses which would be borne by shareholders of the Combined Fund will be appreciably lower on a percentage basis than the expenses per share of North American. This is attributable to the fact that, although the investment management fee rate paid by Limited Duration for its last fiscal year (0.70%) was higher than the investment management fee rate paid by North American for its last fiscal year (0.65%), Limited Duration does not pay distribution (12b-1) fees, while North American paid distribution (12b-1) fees for its last fiscal year at a rate of 0.73% of its average daily net assets. The Board also noted that Limited Duration's "Other Expenses" for its last fiscal year (0.22%) were significantly lower than North American's "Other Expenses" for its last fiscal year (0.42%). In addition, the Board also noted the Undertaking by Limited Duration's Investment Manager pursuant to which the fund's expenses (except for brokerage and 12b-1 fees) are capped at 0.80% of its average net daily assets until December 31, 2002.

     2. The Board also noted that the Reorganization would afford Shareholders the opportunity for continued participation in a fund that invests principally in U.S. government securities and investment grade fixed income securities.

     3. The Reorganization is intended to qualify as a tax-free reorganization for Federal income tax purposes, pursuant to which no gain or loss will be recognized by North American or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

     The Board of Trustees of Limited Duration, including the Independent Trustees of Limited Duration, unanimously determined that the Reorganization is in the best interests of Limited Duration and its shareholders and that the interests of existing shareholders of Limited Duration will not be diluted as a result thereof. The transaction will enable Limited Duration to acquire investment securities which are consistent with Limited Duration's investment objectives, without the brokerage costs attendant to the purchase of such securities in the market.

THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) North American will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by North American as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Limited Duration on the Closing Date in exchange for the assumption by Limited Duration of stated liabilities of North American, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of North American prepared by the Treasurer of North American as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Limited Duration Shares;
(ii) such Limited Duration Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) North American would be dissolved; and (iv) the outstanding shares of North American would be canceled.

     The number of Limited Duration Shares to be delivered to North American will be determined by dividing the aggregate net asset value of the shares of North American acquired by Limited Duration by the net asset value per share of the shares of Limited Duration. These values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as North American and Limited Duration may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, North American's shares had an aggregate net asset value (not including any Cash Reserve of North American) of $100,000. If the net asset value per share of Limited Duration were $10 per share at the close of business on the Valuation Date, the number of shares of Limited Duration to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 shares of Limited Duration would be distributed to the former Shareholders of North American. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, North American will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Limited Duration Shares it receives. Limited Duration will cause its transfer agent to credit and confirm an appropriate number of Limited Duration Shares to each Shareholder. Certificates for Limited Duration Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Limited Duration. Shareholders who wish to receive certificates representing their Limited Duration Shares must, after receipt of their confirmations, make a written request to Limited Duration's transfer agent Morgan Stanley Trust, Harborside Financial Center, Jersey City, New Jersey 07311. Shareholders of North American holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Limited Duration; however, such Shareholders will not be able to redeem, transfer or exchange the Limited Duration Shares received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement (attached hereto as Exhibit A) and the occurrence of the events described in those Sections, certain of which may be waived by North American or Limited Duration. The Reorganization Agreement may be amended in any mutually agreeable manner. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by North American, which expenses are expected to approximate $96,000. North American and Limited Duration will bear all of their respective other expenses associated with the Reorganization.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of North American and Limited Duration. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by December 31, 2002, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, North American shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of North American that received Limited Duration Shares. North American shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Limited Duration to Shareholders of record of North American.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of North American (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Limited Duration Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if North American recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of North American at net asset value next determined after receipt of the redemption request until the close of business on the business day next preceding the Closing Date. Redemption requests received by North American thereafter will be treated as requests for redemption of shares of the Combined Fund.


TAX ASPECTS OF THE REORGANIZATION

     TAX CONSEQUENCES OF THE REORGANIZATION TO THE SHAREHOLDERS. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, North American and Limited Duration will receive an opinion of Mayer, Brown, Rowe & Maw to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by North American and Limited Duration (including a representation to the effect that Limited Duration has no plan or intention to sell or otherwise dispose of more than sixty-six percent of the assets of North American acquired in the Reorganization except for dispositions made in the ordinary course of business):

     1. The transfer of North American's assets in exchange for the Limited Duration Shares and the assumption by Limited Duration of certain stated liabilities of North American followed by the distribution by North American of the Limited Duration Shares to Shareholders in exchange for their North American shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorgani-zation" within the meaning of Section 368(a)(1)(C) of the Code, and North American and Limited Duration will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by Limited Duration upon the receipt of the assets of North American solely in exchange for the Limited Duration Shares and the assumption by Limited Duration of the stated liabilities of North American;

     3. No gain or loss will be recognized by North American upon the transfer of the assets of North American to Limited Duration in exchange for the Limited Duration Shares and the assumption by Limited Duration of the stated liabilities or upon the distribution of Limited Duration Shares to Shareholders in exchange for their North American shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of North American for the Limited Duration Shares;

     5. The aggregate tax basis for the Limited Duration Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in North American held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the Limited Duration Shares to be received by each Shareholder will include the period during which the shares in North American surrendered in exchange therefor were held (provided such shares in North American were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of North American acquired by Limited Duration will be the same as the tax basis of such assets of North American immediately prior to the Reorganization; and

     8. The holding period of the assets of North American in the hands of Limited Duration will include the period during which those assets were held by North American.

     The advice of Counsel is not binding on the Internal Revenue Service or the courts and neither North American nor Limited Duration has sought a ruling with respect to the tax treatment of the Reorganization.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

     TAX CONSEQUENCES OF THE REORGANIZATION TO NORTH AMERICAN AND LIMITED DURATION. Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of North American and Limited Duration. The effect of any such limitations will depend on the existence and amount of North American and Limited Duration capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. A fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

     North American had capital loss carryovers of approximately $232.1 million as of March 28, 2002, and Limited Duration had capital loss carryovers of approximately $1.9 million as of April 30, 2002. Limited Duration's capital loss carryovers and, if any, recognized built-in capital losses, will be available to offset any capital gains recognized on the disposition of (i) assets acquired by the Combined Fund after the date of the Reorganization; (ii) assets of North American held by the Combined Fund, but only to the extent such capital gains are attributable to an increase in the value of such assets above fair market value of such assets on the date of the Reorganization; and (iii) assets of Limited Duration held by the Combined Fund. However, the Combined Fund will be unable to utilize Limited Duration's capital loss carryovers and, if any, recognized built- in capital losses, to offset any capital gains recognized on the disposition of the assets of North American held by the Combined Fund to the extent such capital gains are attributable to the built-in capital gains of such assets on the date of the Reorganization. As of April 30, 2002, Limited Duration had net unrealized capital losses of approximately $500,000 and North American had net unrealized capital gains of approximately $450,000.

     In addition, under the Code, there will be a limitation on the amount of North American's capital loss carryovers which can be used to offset capital gains of the Combined Fund. While the actual amount of such limitation will be determined at the time of the Reorganization, if, for example, the Reorganization had occurred on March 28, 2002, each year only approximately $4.3 million of North American's capital loss carryovers would have been able to be used to offset capital gains of the Combined Fund.


DESCRIPTION OF SHARES

     Limited Duration Shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Limited Duration and transferable without restrictions and will have no preemptive rights.


CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of Limited Duration and North American as of April 30, 2002 and on a pro forma combined basis as if the Reorganization had occurred on that date:

                                                                                          NET ASSET
                                                                            SHARES          VALUE
                                                          NET ASSETS      OUTSTANDING     PER SHARE
                                                         ------------     -----------     ---------
North American .......................................   $ 84,216,208       9,725,743       $8.66
Limited Duration .....................................   $166,630,836      17,379,848       $9.59
Combined Fund (Limited Duration) (pro forma) .........   $250,847,044      26,161,517       $9.59


APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.


         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of North American is to seek to earn a high level of current income while maintaining relatively low volatility of principal. The investment objective of Limited Duration is to seek to provide a high level of current income, consistent with the preservation of capital.

     North American seeks to achieve its investment objective by normally investing at least 80% of its assets in fixed-income securities issued or guaranteed by the United States, Canadian or Mexican governments, their subdivisions, agencies or instrumentalities. North American normally invests at least 50% of its net assets in U.S. government securities, and no more than 25% each in Canadian and Mexican government securities. In the case of the United States and Canada, a substantial portion of these securities are mortgage-backed securities. The fund may also invest in collateralized mortgage obligations, inverse floaters and stripped mortgage-backed securities. The fund's Sub-Advisor, TCW Investment Management Company ("TCW"), allocates fund assets among the three countries based on its analysis of market, economic and political conditions in those countries. Up to 20% of the fund's assets may be invested in U.S., Canadian or Mexican securities that are not government securities, options and futures and reverse repurchase agreements and dollar rolls.

     North American and Limited Duration may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Sub-Advisor or Investment Manager respectively believe it is advisable to do so. Although taking a defensive posture is designed to protect the funds from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the funds take a defensive position, they may not achieve their respective investment objectives.

     Limited Duration seeks to achieve its investment objective by normally investing at least 65% of its assets in securities issued or guaranteed as to the principal and interest by the U.S. government, its agencies or instrumentalities (including zero coupon securities), investment grade mortgage-backed securities, including collateralized mortgage obligations, and investment grade corporate and other types of bonds. In selecting portfolio investments to purchase or sell, the fund's Investment Manager, considers both domestic and international economic developments, interest rate levels, the steepness of the yield curve and other factors, and seeks to maintain an overall average duration for the fund's portfolio of three years or less. Up to 25% of the fund's assets may be invested in investment grade fixed-income securities issued by foreign governments or corporations, asset-backed securities, futures, junk bonds and restricted securities.

     The investment policies of both North American and Limited Duration are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in each fund's Prospectus, and "Description of the Fund and Its Investments and Risks" in each fund's Statement of Additional Information.


INVESTMENT RESTRICTIONS

     The investment restrictions adopted by North American and Limited Duration as fundamental policies are substantially identical and are summarized under the caption "Description of the Fund and Its Investments and Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) Limited Duration may not, as to 75% of its total assets (i) invest more than 5% of the value of its total assets in the securities of any issuer (other than obligations issued, or guaranteed, by the United States Government, its agencies or instrumentalities), or (ii) purchase more than 10% of all oustanding voting securities or any class of securities of any one issuer. North American, which is registered as a non-diversified investment company, has no such restriction although the fund has a non-fundamental policy restricting investments to no more than 10% of voting securities of any issuer with respect to 75% of its assets; and (b) each fund may not invest more than 25% of the value of its total assets in securities of issuers in any one industry, except that North American may concentrate in mortgage-backed securities (unless it has adopted a temporary "defensive" posture).


                  ADDITIONAL INFORMATION ABOUT NORTH AMERICAN
                             AND LIMITED DURATION


GENERAL

     For a discussion of the organization and operation of North American and Limited Duration, see "Fund Management," and "Investment Objective" in, and the cover page of, each fund's Prospectus, and "Description of the Fund and its Investments and Risks -- Fund Policies/Investment Restrictions" in each fund's Statement of Additional Information.

FINANCIAL INFORMATION

     For certain financial information about North American and Limited Duration, see "Financial Highlights" and "Past Performance" in their respective Prospectuses.


MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager, and the Distributor of North American and Limited Duration, see "Fund Management" in their respective Prospectuses and "Management of the Fund" in their respective Statements of Additional Information.


DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of North American and Limited Duration, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in their respective Statements of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of North American's and Limited Duration's policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."


PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how North American's and Limited Duration's shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in their respective Prospectuses.


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of the performance of North American, see its Annual Report for its fiscal year ended October 31, 2001 and its unaudited Semi-Annual Report for the six-month period ended April 30, 2002. For a discussion of Limited Duration's performance, see its Annual Report for its fiscal year ended April 30, 2002 accompanying this Proxy Statement and Prospectus.


                       FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of North American, for the fiscal year ended October 31, 2001, and Limited Duration, for the fiscal year ended April 30, 2002, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, independent auditors. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.


                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Limited Duration will be passed upon by Mayer, Brown, Rowe & Maw, New York, New York. Such firm will rely on Massachusetts counsel as to matters of Massachusetts law.

                             AVAILABLE INFORMATION

     Additional information about North American and Limited Duration is available, as applicable, in the following documents which are incorporated herein by reference: (i) Limited Duration's Prospectus dated June 28, 2002 attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 11 to Limited Duration's Registration Statement on Form N-1A (File Nos. 33-50857; 811-7117); (ii) Limited Duration's Annual Report for its fiscal year ended April 30, 2002, accompanying this Proxy Statement and Prospectus; (iii) North American's Prospectus dated December 31, 2001, which Prospectus forms a part of Post-Effective Amendment No. 12 to North American's Registration Statement on Form N-1A (File Nos. 33-46049; 811-6572); and (iv) North American's Annual Report for its fiscal year ended October 31, 2001 and its unaudited Semi-Annual Report for the six-month period ended April 30, 2002. The foregoing documents may be obtained without charge by calling
(800) 869-6397 (toll-free).

     North American and Limited Duration are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about North American and Limited Duration which are of public record can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the SEC at
(202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


                                OTHER BUSINESS

     Management of North American knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                                      By Order of the Board of Trustees



                                      Barry Fink,
                                      Secretary


August 6, 2002

                                                                      EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 25th day of April 2002, by and between MORGAN STANLEY LIMITED DURATION FUND, a Massachusetts business trust ("Limited Duration"), and MORGAN STANLEY NORTH AMERICAN GOVERNMENT INCOME TRUST, a Massachusetts business trust ("North American").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Limited Duration of substantially all of the assets of North American in exchange for the assumption by Limited Duration of all stated liabilities of North American and the issuance by Limited Duration of shares of beneficial interest, par value $0.01 per share (the "Limited Duration Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of North American in liquidation of North American as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE REORGANIZATION AND LIQUIDATION OF NORTH AMERICAN

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, North American agrees to assign, deliver and otherwise transfer the North American Assets (as defined in paragraph 1.2) to Limited Duration and Limited Duration agrees in exchange therefor to assume all of North American's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to North American the number of Limited Duration Shares, including fractional Limited Duration Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "North American Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by North American, and any deferred or prepaid expenses shown as an asset on North American's books on the Valuation Date.

     (b) On or prior to the Valuation Date, North American will provide Limited Duration with a list of all of North American's assets to be assigned, delivered and otherwise transferred to Limited Duration and a list of the stated liabilities to be assumed by Limited Duration pursuant to this Agreement. North American reserves the right to sell any of the securities on such list but will not, without the prior approval of Limited Duration, acquire any additional securities other than securities of the type in which Limited Duration is permitted to invest and in amounts agreed to in writing by Limited Duration. Limited Duration will, within a reasonable time prior to the Valuation Date, furnish North American with a statement of Limited Duration's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Limited Duration's investment objective, policies and restrictions. In the event that North American holds any investments that Limited Duration is not permitted to hold, North American will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of North American and Limited Duration, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Limited Duration with respect to such investments, North American if requested by Limited Duration will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) North American will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Limited Duration will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of North American prepared by the Treasurer of North American as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, North American may establish a cash reserve, which shall not exceed 5% of North American's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by North American and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for North American to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, North American will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, North American will distribute Limited Duration Shares received by North American pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("North American Shareholders"). Such distribution will be accomplished by an instruction, signed by North American's Secretary, to transfer Limited Duration Shares then credited to North American's account on the books of Limited Duration to open accounts on the books of Limited Duration in the names of the North American Shareholders and representing the respective pro rata number of Limited Duration Shares due such North American Shareholders. All issued and outstanding shares of North American simultaneously will be canceled on North American's books; however, share certificates representing interests in North American will represent a number of Limited Duration Shares after the Closing Date as determined in accordance with paragraph 2.3. Limited Duration will issue certificates representing Limited Duration Shares in connection with such exchange only upon the written request of a North American Shareholder.

     1.6 Ownership of Limited Duration Shares will be shown on the books of Limited Duration's transfer agent. Limited Duration Shares will be issued in the manner described in Limited Duration's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Limited Duration Shares in a name other than the registered holder of Limited Duration Shares on North American's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Limited Duration Shares are to be issued and transferred.

     1.8 Any reporting responsibility of North American is and shall remain the responsibility of North American up to and including the date on which North American is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, North American shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the Shareholders of North American as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to Shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to Shareholders of North American, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of North American for Federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. North American shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

     1.10 Copies of all books and records maintained on behalf of North American in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Limited Duration or their designee and Limited Duration or its designee shall comply with applicable record retention requirements to which North American is subject under the 1940 Act.


2. VALUATION

     2.1 The value of the North American Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of North American of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Limited Duration's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a Limited Duration Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Limited Duration's then current Prospectus and Statement of Additional Information.

     2.3 The number of Limited Duration Shares (including fractional shares, if any) to be issued hereunder shall be determined by dividing the aggregate net asset value of North American Shares (determined in accordance with paragraph 2.1) by the net asset value per share of Limited Duration (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of shares of North American shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. ("Morgan Stanley Services") in accordance with its regular practice in pricing Limited Duration. Limited Duration shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.


3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by North American and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Limited Duration, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by North American to the Custodian for the account of Limited Duration on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940
Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Limited Duration Fund."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Limited Duration and North American, accurate appraisal of the value of the net assets of Limited Duration or the North American Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, North American shall deliver to Limited Duration or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the North American Shareholders and the number and percentage ownership of outstanding North American shares owned by each such North American Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the North American Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Limited Duration shall issue and deliver to such Secretary a confirmation evidencing delivery of Limited Duration Shares to be credited on the Closing Date to North American or provide evidence satisfactory to North American that such Limited Duration Shares have been credited to North American's account on the books of Limited Duration. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF LIMITED DURATION AND NORTH AMERICAN

     4.1 Except as otherwise expressly provided herein with respect to North American, Limited Duration and North American each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 Limited Duration will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Limited Duration Shares ("Registration Statement"). North American will provide Limited Duration with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. North American will further provide Limited Duration with such other information and documents relating to North American as are reasonably necessary for the preparation of the Registration Statement.

     4.3 North American will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. North American will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Limited Duration will furnish North American with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Limited Duration as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 North American will assist Limited Duration in obtaining such information as Limited Duration reasonably requests concerning the beneficial ownership of North American shares.

     4.5 Subject to the provisions of this Agreement, Limited Duration and North American will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 North American shall furnish or cause to be furnished to Limited Duration within 30 days after the Closing Date a statement of North American's assets and liabilities as of the Closing Date, which statement shall be certified by North American's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, North American shall furnish Limited Duration, in such form as is reasonably satisfactory to Limited Duration, a statement certified by North American's Treasurer of North American's earnings and profits for Federal income tax purposes that will be carried over to Limited Duration pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, North American (a) shall prepare and file all Federal and other tax returns and reports of North American required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Limited Duration agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. REPRESENTATIONS AND WARRANTIES

     5.1 Limited Duration represents and warrants to North American as follows:

         (a) Limited Duration is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) Limited Duration is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of Limited Duration have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Limited Duration are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Limited Duration is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of Limited Duration conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) Limited Duration is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Limited Duration's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Limited Duration is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Limited Duration or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Limited Duration knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended April 30, 2002 of Limited Duration audited by Deloitte & Touche LLP (copies of which have been furnished to North American), fairly present, in all material respects, Limited Duration's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Limited Duration (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) All issued and outstanding Limited Duration Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Limited Duration's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. Limited Duration does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

         (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Limited Duration, and this Agreement constitutes a valid and binding obligation of Limited Duration enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Limited Duration's performance of this Agreement;

         (j) Limited Duration Shares to be issued and delivered to North American, for the account of the North American Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Limited Duration Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Limited Duration's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

         (k) All material Federal and other tax returns and reports of Limited Duration required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Limited Duration's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, Limited Duration has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Limited Duration to continue to meet the requirements of Subchapter M of the Code;

         (m) Since April 30, 2002 there has been no change by Limited Duration in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

         (n) The information furnished or to be furnished by Limited Duration for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Limited Duration) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 North American represents and warrants to Limited Duration as follows:

         (a) North American is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) North American is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of beneficial interest of North American have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of North American are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and North American is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of North American conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) North American is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of North American's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which North American is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against North American or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and North American knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of North American for the year ended October 31, 2001, audited by Deloitte & Touche LLP (copies of which have been or will be furnished to Limited Duration) fairly present, in all material respects, North American's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of North American (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) North American has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

         (i) All issued and outstanding shares of North American are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in North American's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. North American does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Limited Duration pursuant to paragraph 3.4;

         (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of North American, and subject to the approval of North American's shareholders, this Agreement constitutes a valid and binding obligation of North American, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with North American's performance of this Agreement;

         (k) All material Federal and other tax returns and reports of North American required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of North American's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, North American has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of, nor the performance of its obligations under, this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of North American to continue to meet the requirements of Subchapter M of the Code;

         (m) At the Closing Date, North American will have good and valid title to the North American Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by North American which have not settled prior to the Closing
     Date), security interests or other
     encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Limited Duration will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

         (n) On the effective date of the Registration Statement, at the time of the meeting of North American's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Limited Duration Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and
     (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by North American for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

         (o) North American will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

         (p) North American has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

         (q) North American is not acquiring Limited Duration Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF NORTH AMERICAN

     The obligations of North American to consummate the transactions provided for herein shall be subject, at its election, to the performance by Limited Duration of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Limited Duration contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Limited Duration shall have delivered to North American a certificate of its President and Treasurer, in a form reasonably satisfactory to North American and dated as of the Closing Date, to the effect that the representations and warranties of Limited Duration made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as North American shall reasonably request;

     6.3 North American shall have received a favorable opinion from Mayer, Brown, Rowe & Maw, counsel to Limited Duration, dated as of the Closing Date, to the effect that:

         (a) Limited Duration is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Limited Duration is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Limited Duration and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by North American, is a valid and binding obligation of Limited Duration enforceable against Limited Duration in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Limited Duration Shares to be issued to North American Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in Limited Duration's Statement of Additional Information), and no shareholder of Limited Duration has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Limited Duration's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Limited Duration of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to Limited Duration's 12b-1 plan of distribution from those described in Limited Duration's Prospectus dated June 28, 2002 and Statement of Additional Information dated June 28, 2002.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF LIMITED DURATION

     The obligations of Limited Duration to complete the transactions provided for herein shall be subject, at its election, to the performance by North American of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of North American contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 North American shall have delivered to Limited Duration at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Limited Duration and dated as of the Closing Date, to the effect that the representations and warranties of North American made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Limited Duration shall reasonably request;

     7.3 North American shall have delivered to Limited Duration a statement of the North American Assets and its liabilities, together with a list of North American's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of North American;

     7.4 North American shall have delivered to Limited Duration within three business days after the Closing a letter from PricewaterhouseCoopers LLP with respect to the taxable years ended October 31, 1999 and 2000, and a letter from Deloitte & Touche LLP for the taxable year ended October 31, 2001, each dated as of the

Closing Date stating that (a) such respective firm has performed a limited review of the Federal and state income tax returns of North American for each of the respective taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of North American for the periods covered thereby, (b) for the period from October 31, 2001 to and including the Closing Date, Deloitte & Touche LLP has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from October 31, 2001 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that North American would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 Limited Duration shall have received at the Closing a favorable opinion from Mayer, Brown, Rowe & Maw, counsel to North American, dated as of the Closing Date to the effect that:

         (a) North American is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) North American is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by North American and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Limited Duration, is a valid and binding obligation of North American enforceable against North American in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate North American's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by North American of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the North American Assets shall include no assets that Limited Duration, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF LIMITED DURATION AND NORTH AMERICAN

     The obligations of North American and Limited Duration hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of North American in accordance with the provisions of North American's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Limited Duration;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Limited Duration or North American to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Limited Duration or North American;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 North American shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the North American Shareholders all of North American's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown, Rowe & Maw (based on such representations as such law firm shall reasonably request), addressed to Limited Duration and North American, which opinion may be relied upon by the shareholders of North American, substantially to the effect that, for Federal income tax purposes:

         (a) The transfer of North American's assets in exchange for Limited Duration Shares and the assumption by Limited Duration of certain stated liabilities of North American followed by the distribution by North American of Limited Duration Shares to the North American Shareholders in exchange for their North American shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and North American and Limited Duration will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         (b) No gain or loss will be recognized by Limited Duration upon the receipt of the assets of North American solely in exchange for Limited Duration Shares and the assumption by Limited Duration of the stated liabilities of North American;

         (c) No gain or loss will be recognized by North American upon the transfer of the assets of to Limited Duration in exchange for Limited Duration Shares and the assumption by Limited Duration of the stated liabilities or upon the distribution of Limited Duration Shares to the North American Shareholders in exchange for their North American shares;

         (d) No gain or loss will be recognized by the North American Shareholders upon the exchange of the North American shares for Limited Duration Shares;

         (e) The aggregate tax basis for Limited Duration Shares received by each North American Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the North American Shares held by each such North American Shareholder immediately prior to the Reorganization;

         (f) The holding period of Limited Duration Shares to be received by each North American Shareholder will include the period during which the North American Shares surrendered in exchange therefor were held (provided such North American Shares were held as capital assets on the date of the Reorganization);

         (g) The tax basis of the assets of North American acquired by Limited Duration will be the same as the tax basis of such assets to North American immediately prior to the Reorganization; and

         (h) The holding period of the assets of North American in the hands of Limited Duration will include the period during which those assets were held by North American.

     Notwithstanding anything herein to the contrary, neither Limited Duration nor North American may waive the conditions set forth in this paragraph 8.6.


9. FEES AND EXPENSES

     9.1 (a) Limited Duration shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. North American shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

         (b) In the event the transactions contemplated herein are not consummated by reason of North American being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to North American's obligations specified in this Agreement), North American's only obligation hereunder shall be to reimburse Limited Duration for all reasonable out-of-pocket fees and expenses incurred by Limited Duration in connection with those transactions.

         (c) In the event the transactions contemplated herein are not consummated by reason of Limited Duration being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Limited Duration's obligations specified in this Agreement), Limited Duration's only obligation hereunder shall be to reimburse North American for all reasonable out-of-pocket fees and expenses incurred by North American in connection with those transactions.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of North American hereunder shall not survive the dissolution and complete liquidation of North American in accordance with Section 1.9.


11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

         (a) by the mutual written consent of North American and Limited
     Duration;

         (b) by either Limited Duration or North American by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before December 31, 2002; or

         (c) by either Limited Duration or North American, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the North American shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
     (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Limited Duration or North American, or the trustees or officers of Limited Duration or North American, to any other party or its trustees or officers.

         (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Limited Duration or North American, or the trustees or officers of Limited Duration or North American, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.


12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.


13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of Limited Duration hereunder are solely those of Limited Duration. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Limited Duration shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Limited Duration and signed by authorized officers of Limited Duration acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of North American hereunder are solely those of North American. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of North American shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of North American and signed by authorized officers of North American acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



                                MORGAN STANLEY NORTH AMERICAN
                                GOVERNMENT INCOME TRUST



                                By: /s/ CHARLES A. FIUMEFREDDO
                                    -------------------------------------------
                                    Name:  Charles A. Fiumefreddo
                                    Title: Chairman



                                MORGAN STANLEY LIMITED DURATION FUND



                                By: /s/ BARRY FINK
                                    --------------------------------------------
                                    Name:  Barry Fink
                                    Title: Vice President

                 (This page has been left blank intentionally)

                                                           [MORGAN STANLEY LOGO]

Morgan Stanley Limited Duration Fund

A MUTUAL FUND THAT SEEKS TO
PROVIDE A HIGH LEVEL OF CURRENT INCOME,
CONSISTENT WITH THE PRESERVATION OF CAPITAL

                                                                   [COVER PHOTO]


                                                      Prospectus - June 28, 2002

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

The Fund                  INVESTMENT OBJECTIVE........................................                   1
                          PRINCIPAL INVESTMENT STRATEGIES.............................                   1
                          PRINCIPAL RISKS.............................................                   2
                          PAST PERFORMANCE............................................                   4
                          FEES AND EXPENSES...........................................                   5
                          ADDITIONAL INVESTMENT STRATEGY INFORMATION..................                   5
                          ADDITIONAL RISK INFORMATION.................................                   6
                          FUND MANAGEMENT.............................................                   7

Shareholder Information   PRICING FUND SHARES.........................................                   8
                          HOW TO BUY SHARES...........................................                   8
                          HOW TO EXCHANGE SHARES......................................                  10
                          HOW TO SELL SHARES..........................................                  11
                          DISTRIBUTIONS...............................................                  13
                          TAX CONSEQUENCES............................................                  13

Financial Highlights      ............................................................                  15

Morgan Stanley Funds      ............................................................   INSIDE BACK COVER

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[End Sidebar]

The Fund

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
Morgan Stanley Limited Duration Fund seeks to provide a high level of current income, consistent with the preservation of capital.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                           The Fund will normally invest at least 65% of its assets in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), investment grade mortgage-backed securities, including collateralized mortgage obligations, and investment grade corporate and other types of bonds. In selecting portfolio investments to purchase or sell, the "Investment Manager," Morgan Stanley Investment Advisors Inc., considers both domestic and international economic developments, interest rate levels, the steepness of the yield curve and other factors, and seeks to maintain an overall average duration for the Fund's portfolio of three years or less.

Bonds are fixed-income debt securities. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no payments until maturity.

Mortgage-Backed Securities. Certain of the U.S. government securities in which the Fund may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Fund may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others.

As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.

In addition, the Fund may invest in foreign securities, asset-backed securities, restricted securities and "junk bonds", and may engage in futures transactions.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. Neither the value nor the yield of the U.S. government securities that the Fund invests in (or the value or yield of the Fund's shares) is guaranteed by the U.S. Government. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Fixed-Income Securities. All fixed-income securities, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Certain of the Fund's investments may have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Maturity and Duration. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Manager in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however; their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is thirty years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the

Investment Manager will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Mortgage-Backed Securities. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities.

This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Mortgage-backed securities, especially privately issued mortgage-backed securities, are more volatile and less liquid than other traditional types of securities.

Collateralized Mortgage Obligations. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

Other Risks. The performance of the Fund also will depend on whether or not the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with investments in foreign securities and asset-backed securities, restricted securities, and "junk bonds" and futures transactions. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's shares has varied from year to year over the past 7 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns assume you sold your shares at the end of each period (unless otherwise noted).
[End Sidebar]

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------
The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                           ANNUAL TOTAL RETURNS -- CALENDAR YEARS

                           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
1995 11.86%
'96   4.54%
'97   6.41%
'98   6.97%
'99   2.73%
2000  7.01%
'01   8.04%
                           YEAR-TO-DATE TOTAL RETURN AS OF
                           MARCH 31, 2002 WAS 0.30%.

                           During the periods shown in the bar chart, the highest return for a calendar quarter was 3.74% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was -1.35% (quarter ended December 31, 1994).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
---------------------------------------------------------------------------------
                                                                  LIFE OF FUND
                                     PAST 1 YEAR  PAST 5 YEARS   (SINCE 1/10/94)
---------------------------------------------------------------------------------
 Limited Duration Fund (formerly
 known as Morgan Stanley Short-
 Term Bond Fund) Returns Before
 Taxes                                  8.04%        6.22%                5.68%
---------------------------------------------------------------------------------
 Returns After Taxes on
 Distributions(1)                       5.83%        3.79%                3.53%
---------------------------------------------------------------------------------
 Returns After Taxes on
 Distributions and Sale of Fund
 Shares                                 4.86%        3.75%                3.57%
---------------------------------------------------------------------------------
 Lehman Brothers U.S. Credit Index
 (1-5 Year)(2)                          9.73%        7.08%                6.69%
---------------------------------------------------------------------------------

 1 These returns do not reflect any tax consequences from a sale of your shares at the end of each period but they do reflect any applicable sales charges on such a sale.
 2 The Lehman Brothers U.S. Credit Index (1-5 Year) includes U.S. corporate and specified foreign debentures and secured notes with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

The above table shows after tax returns for the Fund. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown.

[Sidebar]
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended April 30, 2002.
[End Sidebar]

[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not charge account or exchange fees.

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------
Management fee                                                0.70%*
---------------------------------------------------------------------
Distribution and service (12b-1) fees                         None
---------------------------------------------------------------------
Other expenses                                                0.22%*
---------------------------------------------------------------------
Total annual Fund operating expenses                          0.92%*
---------------------------------------------------------------------

* During the fiscal year ended April 30, 2002, the Investment Manager waived its compensation and assumed operating expenses (except brokerage fees) without limitation to the extent such compensation and expenses exceeded 0.80% of the Fund's daily net assets on an annualized basis. The Investment Manager will continue to assume all operating expenses (except brokerage fees) and waive its compensation to the extent they exceed 0.80% of the Fund's daily net assets, on an annualized basis, until December 31, 2002. For the fiscal year ended April 30, 2002, taking the waiver of expenses into account, the actual management fee was 0.58% of the Fund's daily net assets and the actual other expenses were 0.22% of the Fund's daily net assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.

                           EXPENSES OVER TIME
          ----------------------------------------------------
            1 YEAR       3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------
             $94           $293          $509         $1,131
          ----------------------------------------------------

[ICON]  ADDITIONAL INVESTMENT STRATEGY INFORMATION
--------------------------------------------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.

Foreign Securities. The Fund may invest up to 25% of its net assets in investment grade fixed-income securities issued by foreign governments or corporations.

Asset-Backed Securities. The Fund may invest in asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures.

Futures. The Fund may invest in futures with respect to financial instruments and interest rate indexes. The Fund may use futures to facilitate allocation of the Fund's investments among asset classes, to increase or decrease the Fund's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

Junk Bonds and Restricted Securities. The Fund's investments may also include "Rule 144A" fixed-income securities, which are subject to resale restrictions. Up to 5% of the Fund's net assets may be invested in fixed-income securities rated lower than investment grade, or if unrated, are of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[ICON]  ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Foreign Securities. The Fund's investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk may be currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriation, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets, and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $130 billion in assets under management as of May 30, 2002.
[End Sidebar]

Futures. If the Fund invests in futures, its participation in these markets would subject it to certain risks. The Investment Manager's predictions of movements in the direction of the stock, bond or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument.

Junk Bonds and Restricted Securities. The Fund's investments in junk bonds pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities.

[ICON]  FUND MANAGEMENT
--------------------------------------------------------------------------------
                           The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.

                           The Fund is managed by the Taxable Fixed-Income Group. Current members of the team include David S. Horowitz, a Vice President of the Investment Manager, and Menglin Luo, a Vice President of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended April 30, 2002, the Fund paid total compensation to the Investment Manager amounting to 0.58% of the Fund's average daily net assets. This amount reflects the waiver of fees and assumption of expenses. The Investment Manager has undertaken through December 31, 2002, to continue to assume operating expenses of the Fund (except brokerage fees) and waive its compensation to the extent they exceed 0.80% of the Fund's daily net assets on an annualized basis.

[Sidebar]

CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds

[End Sidebar]
Shareholder Information

[ICON]  PRICING FUND SHARES
--------------------------------------------------------------------------------
The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]  HOW TO BUY SHARES
--------------------------------------------------------------------------------
                           You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

                           When you buy Fund shares, the shares are purchased at the next share price calculated after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

[Sidebar]

EASYINVEST-SM-
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

MINIMUM INVESTMENT AMOUNTS
---------------------------------------------------------------------------------------------
                                                                          MINIMUM INVESTMENT
                                                                          -------------------
INVESTMENT OPTIONS                                                        INITIAL  ADDITIONAL
---------------------------------------------------------------------------------------------
 Regular Accounts                                                         $1,000     $100
---------------------------------------------------------------------------------------------
 Individual Retirement Account                                            $1,000     $100
---------------------------------------------------------------------------------------------
 Coverdell Education Savings
 Account                                                                  $  500     $100
---------------------------------------------------------------------------------------------
 EASYINVEST-SM-
 (Automatically from your
 checking or savings account or
 Money Market Fund)                                                       $  100*    $100*
---------------------------------------------------------------------------------------------

 *    Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through:
(1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, and the investment amount. The letter must be signed by the account owner(s).

- Make out a check for the total amount payable to: Morgan Stanley Limited Duration Fund.

- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

PLAN OF DISTRIBUTION The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund's distributor to use its own assets or those of its affiliates, including the Investment Manager to pay distribution fees for the sale and distribution of Fund shares.

[ICON]  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
Permissible Fund Exchanges. You may exchange shares of the Fund for shares of other continuously offered Morgan Stanley Funds if the Fund shares were acquired in an exchange of shares initially purchased in a Multi-Class Fund or an FSC Fund (subject to a front-end sales charge). In that case, the shares may be subsequently re-exchanged for shares of the same Class of any Multi-Class Fund or FSC Fund or for shares of another No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust. Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another fund's shares with the proceeds.

See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
You can sell some or all of your Fund shares at any time. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
CONTACT YOUR        To sell your shares, simply call your Morgan Stanley
FINANCIAL ADVISOR   Financial Advisor or other authorized financial
                    representative.
                    ------------------------------------------------------------
[ICON]              Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
--------------------------------------------------------------------------------
BY LETTER           You can also sell your shares by writing a "letter of
                    instruction" that includes:
[ICON]              - your account number;
                    - the name of the Fund;
                    - the dollar amount or the number of shares you wish to
                      sell; and
                    - the signature of each owner as it appears on the account.
--------------------------------------------------------------------------------

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
 BY LETTER,         If you are requesting payment to anyone other than the
 CONTINUED          registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                    pre-designated bank account, you will need a signature
                    guarantee. You can generally obtain a signature guarantee
                    from an eligible guarantor acceptable to Morgan Stanley
                    Trust. (You should contact Morgan Stanley Trust at
                    (800) 869-NEWS for a determination as to whether a
                    particular institution is an eligible guarantor.) A notary public CANNOT provide a signature guarantee. Additional
                    documentation may be required for shares held by a
                    corporation, partnership, trustee or executor.
                    ------------------------------------------------------------
                    Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                    Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                    ------------------------------------------------------------
                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                    instructions.
--------------------------------------------------------------------------------
 SYSTEMATIC         If your investment in all of the Morgan Stanley Funds has a
 WITHDRAWAL PLAN    total market value of at least $10,000, you may elect to
                    withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you
                    add a fund to the plan, you must meet the plan requirements.
                    ------------------------------------------------------------
 [ICON]             To sign up for the Systematic Withdrawal Plan, contact your
                    Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
                    remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your
                    account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST -SM-, if after 12 months the shareholder has invested less than $1,000 in the account.

[Sidebar]
TARGETED DIVIDENDS-SM-
You may select to have your Fund distributions automatically invested in another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------
                           The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                           Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the Fund and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

- The Fund makes distributions; and

- You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                              FOR THE YEAR ENDED APRIL 30,
                                                       --------------------------------------------------------------------------
                                                          2002            2001            2000            1999            1998
---------------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                      $9.44           $9.20           $9.49           $9.49           $9.50
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income                                   0.41(2)         0.55            0.51            0.56            0.65
    Net realized and unrealized gain (loss)                 0.19(2)         0.24           (0.29)             --              --
                                                        --------        --------        --------        --------        --------
 Total income from investment operations                    0.60            0.79            0.22            0.56            0.65
---------------------------------------------------------------------------------------------------------------------------------
 Less dividends from net investment income                 (0.45)          (0.55)          (0.51)          (0.56)          (0.66)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                            $9.59           $9.44           $9.20           $9.49           $9.49
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                              6.50%           8.82%           2.36%           6.00%           7.02%
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS(1):
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                   0.80%           0.80%           0.80%           0.31%             --
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                      3.94%(2)        5.87%           5.43%           5.68%           6.52%
---------------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                $166,631        $109,917        $118,694        $186,442        $107,699
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     327%            133%             71%             58%             55%
---------------------------------------------------------------------------------------------------------------------------------

 + Calculated based on the net asset value as of the last business day of the period.
 (1) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:

                         EXPENSE              NET INVESTMENT
PERIOD ENDED              RATIO                INCOME RATIO
------------            ---------            ----------------
APRIL 30, 2002             0.92%                    3.82%
APRIL 30, 2001             0.92                     5.75
APRIL 30, 2000             0.90                     5.33
APRIL 30, 1999             0.88                     5.11
APRIL 30, 1998             1.10                     5.42

 (2) Effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended April 30, 2002 was to decrease net investment income per share by $0.06, increase net realized and unrealized gain or loss per share by $0.06 and decrease the ratio of net investment income to average net assets by 0.65%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

Notes

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 16

  Morgan Stanley Funds
-----------------------------------------

- GLOBAL/INTERNATIONAL FUNDS
 Competitive Edge Fund - "Best Ideas" Portfolio
 European Growth Fund
 Fund of Funds - International Portfolio
 Global Dividend Growth Securities
 Global Utilities Fund
 International Fund
 International SmallCap Fund
 International Value Equity Fund
 Japan Fund
 Latin American Growth Fund
 Pacific Growth Fund

- GROWTH FUNDS
 21st Century Trend Fund
 Aggressive Equity Fund
 All Star Growth Fund
 American Opportunities Fund
 Capital Growth Securities
 Capital Opportunities Trust
 Developing Growth Securities Trust
 Financial Services Trust
 Growth Fund
 Health Sciences Trust
 Information Fund
 KLD Social Index Fund
 Market Leader Trust
 Mid-Cap Value Fund

 Nasdaq-100 Index Fund
 Natural Resource Development Securities
 New Discoveries Fund
 Next Generation Trust
 Special Growth Fund
 Special Value Fund
 Tax-Managed Growth Fund
 Technology Fund

- GROWTH + INCOME FUNDS
 Balanced Growth Fund
 Balanced Income Fund
 Convertible Securities Trust
 Dividend Growth Securities
 Equity Fund
 Fund of Funds - Domestic Portfolio
 Income Builder Fund
 Real Estate Fund
 S&P 500 Index Fund
 S&P 500 Select Fund
 Small-Mid Special Value Fund
 Strategist Fund
 Total Market Index Fund
 Total Return Trust
 Utilities Fund
 Value Fund
 Value-Added Market Series/
   Equity Portfolio

- INCOME FUNDS
 Diversified Income Trust
 Federal Securities Trust
 High Yield Securities
 Intermediate Income Securities
 Limited Duration Fund (NL)
 Liquid Asset Fund (MM)
 North American Government Income Trust
 Short-Term U.S. Treasury Trust
 U.S. Government Money Market Trust (MM)
 U.S. Government Securities Trust

- TAX-FREE INCOME FUNDS
 California Tax-Free Daily Income Trust (MM)
 California Tax-Free Income Fund
 Hawaii Municipal Trust (FSC)
 Limited Term Municipal Trust (NL)
 Multi-State Municipal Series Trust (FSC)
 New York Municipal Money Market Trust (MM)
 New York Tax-Free Income Fund
 Tax-Exempt Securities Trust
 Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------

  THERE MAY BE FUNDS CREATED AFTER THIS PROSPECTUS WAS PUBLISHED. PLEASE CONSULT THE INSIDE BACK COVER OF A NEW FUND'S PROSPECTUS FOR ITS DESIGNATION, E.G., MULTI-CLASS FUND OR MONEY MARKET FUND.

  UNLESS OTHERWISE NOTED, EACH LISTED MORGAN STANLEY FUND, EXCEPT FOR NORTH AMERICAN GOVERNMENT INCOME TRUST AND SHORT-TERM U.S. TREASURY TRUST, IS A MULTI-CLASS FUND. A MULTI-CLASS FUND IS A MUTUAL FUND OFFERING MULTIPLE CLASSES OF SHARES. THE OTHER TYPES OF FUNDS ARE: NL - NO-LOAD (MUTUAL) FUND; MM - MONEY MARKET FUND; FSC - A MUTUAL FUND SOLD WITH A FRONT-END SALES CHARGE AND A DISTRIBUTION (12b-1) FEE.

                                                           [MORGAN STANLEY LOGO]

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                          www.morganstanley.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

 TICKER SYMBOL:

         MSLDX
         -----

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7117)

Morgan Stanley
Limited Duration Fund

                                                                   [COVER PHOTO]

A MUTUAL FUND THAT SEEKS
TO PROVIDE A HIGH LEVEL
OF CURRENT INCOME, CONSISTENT
WITH THE PRESERVATION OF CAPITAL

                                                      Prospectus - June 28, 2002